Fees Summary	Jan. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 265,815,565
Previously Paid Amount	0
Total Fee Amount	40,696.37
Total Offset Amount	0
Net Fee	$ 40,696.37